SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 4, 2003 (April 4, 2003)
Date of Report (Date of Earliest Event Reported)

Gevity HR, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	0-22701	65-0735612

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 301 Boulevard West
Suite 202
Bradenton, Florida 34205
(Address of Principal Executive Offices and Zip Code)

(941) 748-4540
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation Form FD Disclosure

      This Form 8-K provides access to the Company’s investor presentation, dated April 4, 2003, for informational purposes only. A copy of the Company’s investor presentation it attached hereto as Exhibit 99.1.

Item 7. Exhibits

      (c)  Exhibits

No.	Description

99.1	Investor Presentation dated April 4, 2003.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2003

GEVITY HR, INC

By: /s/ Gregory M. Nichols Name: Gregory M. Nichols Title: Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Investor Presentation dated April 4, 2003.